Supplement dated March 10, 2017

to the Prospectuses, as supplemented, of the following Funds (each a Fund and together the Funds):

Fund	Prospectus Dated

Columbia Acorn Trust

Columbia Acorn® Fund	5/1/2016

Columbia Acorn International®	5/1/2016

Columbia Acorn USA®	5/1/2016

Columbia Acorn International SelectSM	5/1/2016

Columbia Acorn SelectSM	5/1/2016

Columbia Thermostat FundSM	5/1/2016

Columbia Acorn Emerging Markets FundSM	5/1/2016

Columbia Acorn European FundSM	5/1/2016

Effective March 27, 2017, the shares held by Class I shareholders will be exchanged for Class Y shares of the same Fund in a tax-free transaction with no impact on the fees and expenses paid by shareholders. Class I shares of the Funds will no longer be offered for sale. Therefore, effective March 27, 2017, all information regarding Class I shares is hereby deleted from each Fund’s prospectus. In addition, effective April 10, 2017, the information related to all other share classes in the sections of each Fund’s prospectus entitled “Choosing a Share Class” and “Buying, Selling and Exchanging Shares” is hereby superseded and replaced with the information in this Supplement.

Shareholders should retain this Supplement for future reference.

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CHOOSING A SHARE CLASS

CHOOSING A SHARE CLASS

The Funds

The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.

Funds Contact Information

Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedle.com/us*, by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals

Financial Intermediaries

The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.

Omnibus Accounts

The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Networked Accounts

Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.

Summary of Share Class Features

Each share class of the Fund has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be

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CHOOSING A SHARE CLASS (continued)

required to pay a commission to the broker/financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.

When deciding which class of shares to buy, you should consider, among other things:

∎	The amount you plan to invest.

∎	How long you intend to remain invested in the Fund.

∎	The fees (e.g., sales charge or “load”) and expenses for each share class.

∎	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentals

Front-End Sales Charge Calculation

The front-end sales charge is calculated as a percentage of the offering price.

∎     The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.

∎     The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.

The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

FUNDamentals

Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

CHOOSING A SHARE CLASS (continued)

Share Class Features

The following summarizes the primary features of Class A, Class B, Class C, Class R, Class R4, Class R5, Class Y and Class Z shares.

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new and/or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors; Minimum Initial Investments	Front-End Sales Charges(a)	Contingent Deferred Sales Charges (CDSCs)(a)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(b)

Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts)	5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months after purchase charged as follows:

•     1.00% CDSC if redeemed within 12 months after purchase, and

•     0.50% CDSC if redeemed more than 12, but less than 18, months after purchase

Reductions: yes, see Choosing a Share Class — Reductions/Waivers of Sales Charges – Class A Shares Front-End Sales Charge Reductions

Waivers: yes, on Fund distribution reinvestments. For additional waivers, see Choosing a Share Class — Reductions/Waivers of Sales Charges – Class A Shares Front-End Sales Charge Waivers, as well as Choosing a Share Class — CDSC Waivers – Class A and Class C

Financial intermediary-specific waivers are also available, see Choosing a Share Class — Financial Intermediary-Specific Class A Sales Charge Waivers, and Choosing a Share Class — Financial Intermediary-Specific CDSC Waivers

Service Fee: 0.25%

Class B	Eligibility: Closed to new investors(c) Note: Class B shares convert to Class A shares eight years after purchase(d) Minimum Initial Investment: N/A	None	None(d); a CDSC was applicable, but the Funds’ Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares	N/A	Distribution Fee: 0.50% Service Fee: 0.25%

Class C	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts)	None	1.00% on certain investments redeemed within one year of purchase

Waivers: yes, on Fund distribution reinvestments. For additional waivers, see Choosing a Share Class — CDSC Waivers – Class A and Class C

Financial intermediary-specific CDSC waivers are also available, see Choosing a Share Class—Financial Intermediary-Specific CDSC Waivers

Distribution Fee: 0.75% Service Fee: 0.25%

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CHOOSING A SHARE CLASS (continued)

Share Class	Eligible Investors; Minimum Initial Investments	Front-End Sales Charges(a)	Contingent Deferred Sales Charges (CDSCs)(a)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(b)

Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by financial intermediaries approved by the Distributor

Minimum Initial Investment: None

		None	None	N/A	Distribution Fee: 0.50%

Class R4

Eligibility: Available only to

(i) omnibus retirement plans;

(ii) trust companies or similar institutions;

(iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements;

(iv) 501(c)(3) charitable organizations;

(v) 529 plans;

(vi) health savings accounts;

(vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent; and

(viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class R4 shares within such platform.

Minimum Initial Investment: None, except in the case of (viii) above, which is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts)

		None	None	N/A	None

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CHOOSING A SHARE CLASS (continued)

Share Class	Eligible Investors; Minimum Initial Investments	Front-End Sales Charges(a)	Contingent Deferred Sales Charges (CDSCs)(a)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(b)

Class R5

Eligibility: Available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans(c); and (iii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class R5 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class R5 shares within such platform.

Minimum Initial Investment: None

		None	None	N/A	None

Class Y

Eligibility: Available to:

(i) group retirement plans that maintain plan-level or omnibus accounts with the Fund(c);

(ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Y shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Y shares within such platform;

(iii) collective trust funds;

(iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds);

(v) fee-based platforms of financial intermediaries (or the clearing intermediary they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Y shares within such platform, provided also that Fund shares are held in an omnibus account;

(vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an

		None	None	N/A	None

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CHOOSING A SHARE CLASS (continued)

Share Class	Eligible Investors; Minimum Initial Investments	Front-End Sales Charges(a)	Contingent Deferred Sales Charges (CDSCs)(a)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(b)

agreement with the Distributor that specifically authorizes offering Class Y shares within such platform and that Fund shares are held in an omnibus account; and

(vii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Y shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor, may, in its discretion, determine to waive this requirement.

Minimum Initial Investment: no minimum for the eligible investors described in (i), (iii), (iv) and (v) above; $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for the eligible investors described in (vi) above; and $1 million for all other eligible investors, unless waived in the discretion of the Distributor

Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; Closed to (i) accounts of financial intermediaries that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus group retirement plans, subject to certain exceptions(c)

Minimum Initial Investment: See Eligibility above

		None	None	N/A	None

(a)	For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(b)	These are the maximum applicable distribution and/or service fees under the Fund’s Rule 12b-1 plan. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.

(c)	These share classes are closed to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

• Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders.

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CHOOSING A SHARE CLASS (continued)

• Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

• Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

• Class Z Shares. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Z account as of close of business on March 28, 2013, and have continuously held Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts. Accounts of financial intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms are not permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

(d)	For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions.

Sales Charges and Commissions

Sales charges, commissions and (discussed in a separate sub-section below) distribution and service fees compensate financial intermediaries (typically your financial advisor) for selling shares to you and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees.

As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class B, Class C and Class R shares of the Fund. Over time, Class B, Class C and Class R shares can incur distribution and service fees that are equal to or more than the front-end sales charge and the distribution and service fees you would pay for Class A shares. Thus, although the full amount of your purchase price of Class B, Class C and Class R shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class B, Class C and Class R shares. Class R4, Class R5, Class Y and Class Z shares of the Fund do not have distribution and/or service fees.

Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares, the amount of the sales charge, and whether you are eligible for reduced or waived sales charges, if available. The differential between classes also will vary depending on the actual investment return for any given investment period. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.

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CHOOSING A SHARE CLASS (continued)

Class A Shares — Front-End Sales Charge

Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund distributions), you will pay a front-end sales charge when you buy Class A shares , resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (through the Transfer Agent, rather than through a financial intermediary).

The front-end sales charge you will pay on Class A shares:

∎	depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge) and

∎	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0–$49,999	5.75%	6.10%	5.00%

	$50,000–$99,999	4.50%	4.71%	3.75%

	$100,000–$249,999	3.50%	3.63%	3.00%

	$250,000–$499,999	2.50%	2.56%	2.15%

	$500,000–$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.

∎	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

∎	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

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CHOOSING A SHARE CLASS (continued)

Class A Shares — Commissions

The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge above.

The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level* (as a % of net asset value per share)

$1 million – $2,999,999	1.00%

$3 million – $49,999,999	0.50%

$50 million or more	0.25%

*	The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.

Class B Shares — Sales Charge

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed).

You would not have paid a front-end sales charge when you bought Class B shares, but typically you could have paid a CDSC when you sold Class B shares. See Class B Shares — CDSC immediately below for more information.

Class B Shares — CDSC

Typically, unless you qualified for a waiver (e.g., you purchased shares through reinvested Fund distributions), you would have paid a CDSC if you sold Class B shares (based on how long you held your shares, with the CDSC generally declining each year until there was no sales charge). However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.

Class B shares of the Acorn Funds automatically convert to Class A shares after eight years.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your financial intermediary when you bought Class B shares (a portion of this commission may have been paid to your financial advisor).

This up-front commission was up to 4.00% of the NAV per share. The Distributor continues to seek to recover this commission through annual distribution fees of 0.50% it receives under the Fund’s distribution plan as well as from any applicable CDSC you paid when you sold your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Automatic Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares after you have owned the shares for eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI.

Class C Shares — Front-End Sales Charge

You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

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CHOOSING A SHARE CLASS (continued)

Class C Shares — CDSC

You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. A portion of this commission may be paid to your financial advisor. The Distributor seeks to recover this commission through distribution fees of 0.75% it receives under the Fund’s distribution plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Reductions/Waivers of Sales Charges

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary.

Class A Shares Front-End Sales Charge Reductions

There are two other ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members’ ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced

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CHOOSING A SHARE CLASS (continued)

sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a financial intermediary’s failure to apply the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.

FUNDamentals

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class V or Class Z shares of a Fund, or non-retirement plan accounts invested in Class R4 or Class R5 shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class K, Class R, Class T or Class Y shares of a Fund; and retirement plan accounts invested in Class R4 or Class R5 shares of a Fund.

Additionally, direct purchases of shares of Columbia Government Money Market Fund, may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Funds may be included in account value aggregation.

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CHOOSING A SHARE CLASS (continued)

The following information is provided by Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill Lynch) and it applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Merrill Lynch (not available to Direct-at-Fund accounts, as defined below):

Class A Shares Front-End Sales Charge Discounts Available at Merrill Lynch:

Effective April 10, 2017, Merrill Lynch makes available breakpoint discounts on Class A shares of the Fund through:

∎     Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

∎     Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Class A Shares Front-End Sales Charge Waivers

There are no front-end sales charges on reinvested Fund distributions. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers and certain retirement and employee benefit plans (see the SAI’s Appendix S for details). The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund; and (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform. For a more complete description of categories of investors who may purchase Class A shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

Financial Intermediary-Specific Class A Sales Charge Waivers

In addition to front-end sales charge waivers on Class A shares described above, financial intermediaries may make available their own (i.e., financial intermediary-specific) sales charge waivers. The following financial intermediary-specific sales charge waivers are available for Class A shares purchases if you have an account with or otherwise purchase Fund shares through the particular financial intermediary’s platform (not available to Direct-at-Fund accounts, as defined below):

The following information is provided by Merrill Lynch:

Class A Shares Front-End Sales Charge Waivers Available at Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

∎     Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account

∎     Shares purchased by or through a 529 Plan

∎     Shares purchased through a Merrill Lynch affiliated investment advisory program

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CHOOSING A SHARE CLASS (continued)

∎     Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

∎     Shares of funds purchased through the Merrill Edge Self-Directed platform

∎     Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

∎     Shares exchanged for Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

∎     Employees and registered representatives of Merrill Lynch or its affiliates and their family members

∎     Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

∎     Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers – Class A and Class C

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70½; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies); and by certain other investors and in certain other types of transactions or situations. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the SAI.

Financial Intermediary-Specific CDSC Waivers

In addition to the CDSC waivers described above, financial intermediaries may make available their own (i.e., financial intermediary-specific) CDSC waivers. The following are available financial intermediary-specific CDSC waivers if you have an account with or otherwise purchase Fund shares through the particular financial intermediary’s platform (not available to Direct-at-Fund accounts, as defined below):

The following information is provided by Merrill Lynch:

CDSC Waivers on Class A, B and C Shares Available at Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following CDSC waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

∎     Shares redeemed following the death or disability of the shareholder

∎     Shares sold as part of a systematic withdrawal plan as described in this prospectus

∎     Redemptions that constitute a return of excess contributions from an IRA

∎     Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

∎     Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

∎     There will be no CDSC charged on the sale of Fund shares acquired through a right of reinstatement

∎     The redemption of shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only)

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CHOOSING A SHARE CLASS (continued)

Repurchases (Reinstatements)

As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than redemptions from Columbia Government Money Market Fund unless purchased via an exchange from another Fund) within 90 days, up to the amount of the redemption proceeds.

Redeemed Share Class	Corresponding Repurchase Class

Class A	Class A

Class B	Class A

Class C	Class C

Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.

To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase/reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix S of the SAI for more information about sales charge waivers.

Distribution and Service Fees

The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:

	Distribution Fee	Service Fee	Combined Total

Class A	None	0.25%	0.25%

Class B	0.50%	0.25%	0.75%

Class C	0.75%	0.25%	1.00%

Class R	0.50%	None	0.50%

Class R4	None	None	None

Class R5	None	None	None

Class Y	None	None	None

Class Z	None	None	None

SUP000_00_046_(03/17)

CHOOSING A SHARE CLASS (continued)

The distribution and/or service fees for Class A, Class B, Class C and Class R shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Class A (with the exception noted in the next sentence), Class B and Class R shares, the Distributor begins to pay these fees immediately after purchase. For Class A shares (if purchased as part of a purchase of shares of $1 million or more) and for Class C shares (with the exception noted in the next sentence), the Distributor begins to pay these fees 12 months after purchase. For Class C shares, financial intermediaries may opt to decline payment of a sales commission and instead may receive these fees immediately after purchase. For Class B shares and for the first 12 months following the sale of Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries and to pay for other distribution related expenses.

If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above or in larger amounts when dealing with certain financial intermediaries, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such financial intermediaries to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares of the Columbia Acorn Funds.

In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services also vary by financial intermediary and according to distribution channel, but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund in the Columbia Acorn Family of Funds compensates the Transfer Agent for payments made for Shareholder Services, for each share class except Class Y, in an amount equal to: (i) 0.18% of the average aggregate value of the Fund’s shares attributable to retirement plan sponsors, deferred contribution plans, 529 plans (together, Plans) or other financial intermediaries that maintain omnibus accounts with the

SUP000_00_046_(03/17)

CHOOSING A SHARE CLASS (continued)

Fund and provide recordkeeping services to beneficial Fund shareholders in the Plans (including retirement plan accounts maintained by certain mutual fund trading platforms (also known as “fund supermarkets”)); or (ii) an annual fee of $14.00 for each open sub-account beneficially invested in the Fund through an omnibus account maintained by a fund supermarket, broker-dealer firm or other financial intermediaries not covered by clause (i), provided that total combined Transfer Agent fees and payments for Shareholder Services for Class R5 shares are subject to an annual cap of 0.05% of the average daily net assets of the class. The Transfer Agent does not pay financial intermediaries for Shareholder Services, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries, with respect to Class Y shares of the Columbia Acorn Funds. The Fund believes such compensation levels are reasonably related to the Shareholder Services provided, but payments may vary due to competitive pressure and there can be no assurance that the Fund is able to identify with specificity the costs or particular Shareholder Services for which compensation is paid. Payments to financial intermediaries in excess of the amounts paid by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and pay Shareholder Services fees.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

SUP000_00_046_(03/17)

BUYING, SELLING AND EXCHANGING SHARES

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund’s shares based on the total market value of all of the securities and other assets that it holds as of a specified time.

FUNDamentals
NAV Calculation Each of the Fund’s share classes calculates its NAV as follows: NAV = (Value of assets of the share class) – (Liabilities of the share class) Number of outstanding shares of the class

FUNDamentals

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at (i) the scheduled close of the NYSE for such day (usually 4:00 p.m. Eastern Time or such other time as the NYSE may schedule), (ii) the scheduled close of the NYSE (usually 4:00 p.m. Eastern Time) on any business day on which the NYSE has an unscheduled close or intraday trading halt or other disruption, regardless of the time of such unscheduled close, halt or disruption or whether trading resumes, or (iii) such other time as the Board may from time to time determine. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. Certain equity securities, debt securities and other assets are valued differently. For instance, short-term investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price. For a Fund organized as a fund-of-funds, its investments in other funds are valued at their NAVs. Market quotations are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board.

If a market price is not readily available or is deemed not to reflect market value, the security will be valued in good faith based on a determination of the security’s fair value pursuant to the Portfolio Pricing Policy approved by the Board. The Portfolio Pricing Policy provides that fair value determinations will be made using the methodology set forth in the Policy and deemed most appropriate under the circumstances and considering all available, relevant factors and indications of value. The Portfolio Pricing Policy provides that fair valuation may be used to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. In addition, in the event of a significant movement in the Standard & Poor’s 500 E-Mini Index, a statistical fair valuation process is applied to adjust prices of foreign securities traded on foreign exchanges in time zones different from the United States utilizing the services of a designated pricing vendor. Although the use of statistical fair valuation is intended to and may decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities. Please consult the SAI for more

SUP000_00_046_(03/17)

BUYING, SELLING AND EXCHANGING SHARES (continued)

information on the factors to be considered in making fair value determinations; the significant events that may necessitate fair valuation of foreign securities; and the Fund’s statistical fair valuation methodology.

When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.

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BUYING, SELLING AND EXCHANGING SHARES (continued)

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. The minimum account balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance

For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)

Individual Retirement Accounts for all Funds and classes except those listed below	None

Class R, Class R4, Class R5 and Class Y	None

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan (described below). For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. You can contact the Transfer Agent by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809. You can also visit the Funds’ website at columbiathreadneedle.com/us.

SUP000_00_046_(03/17)

BUYING, SELLING AND EXCHANGING SHARES (continued)

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class R, Class R4, Class R5 and Class Y shares; shareholders holding their shares through financial intermediary networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.

Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts

The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future purchase orders, including exchange purchase orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be

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modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s Excessive Trading Policies and Procedures.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the underlying beneficial Fund shareholders is often not known to the Fund.

Some financial intermediaries apply their own restrictions or policies to underlying beneficial Fund shareholder accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

∎	negative impact on the Fund’s performance;

∎	potential dilution of the value of the Fund’s shares;

∎	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

∎	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

∎	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

∎	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

The Columbia Acorn Funds may invest in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from

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their understanding of the value of these securities as of the Fund’s valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may exchange or sell shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.

Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.

Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the broker/financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Direct-At-Fund Accounts (Accounts Established Directly with the Fund)

You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares or you or your financial intermediary may establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts).

To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at

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columbiathreadneedle.com/us or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions – Direct-at-Fund Accounts

If you have a Direct-at-Fund account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions – Direct-at-Fund Accounts

For Class A, Class B, Class C, Class R, Class Y and Class Z shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell Fund shares via the telephone and receive redemption proceeds: by electronic funds transfer or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account; or by wire, subject to a maximum of $3 million of shares per day, per Fund account. You can buy up to a maximum of $100,000 of shares per day, per Fund account through your bank account as an Automated Clearing House (ACH) transaction via the telephone. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

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Online Transactions – Direct-at-Fund Accounts

For Class A, Class B, Class C, Class R, Class Y and Class Z shares, if you have a Direct-at-Fund account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. You can also go to www.investor.columbiathreadneedleus.com to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders.

Wire Transactions – Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Y and Class Z shares of a Fund or redeem Class B shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $3 million per day, per Fund account.

Electronic Funds Transfer – Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Y and Class Z shares of a Fund or redeem Class B shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account up to and including an aggregate of $100,000 of shares per day, per Fund account by calling the Transfer Agent at 800.422.3737. Prior to your request, you must establish this feature with the Transfer Agent by calling 800.422.3737 to obtain the necessary forms. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.

Buying Shares

Eligible Investors

Class A Shares

Class A shares are available to the general public for investment.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except that existing investors in Class B shares may purchase additional Class B shares under the following two limited circumstances (Qualifying Transactions):

∎	Fund Class B dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund.

∎	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a financial intermediary through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and

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Commissions — Class A Shares — Front-End Sales Charge for additional information. Your financial intermediary may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares. Please consult your financial intermediary to understand their policy.

Purchase orders for Class B shares that are not a Qualifying Transaction, submitted by such shareholder’s financial intermediary through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their financial intermediary if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class C Shares

Class C shares are available to the general public for investment.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by financial intermediaries approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class R4 shares within such platform.

Class R5 Shares

Class R5 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; and (iii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class R5 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class R5 shares within such platform. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of

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Class R5 shares but also open new Class R5 accounts for such pre-existing programs and add new shareholders in the program.

Class Y Shares

Class Y shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Y shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Y shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Y shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Y shares within such platform and that Fund shares are held in an omnibus account; and (vii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Y shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor, may, in its discretion, determine to waive this requirement.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Z shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.

Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.

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Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Minimum Initial Investments
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100

Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100

Group retirement plans	None	N/A

Class R and Class R5	None	N/A

Class Y	$0, $1,000, $2,000 or $1 million(b)	$100(b)

Class R4 and Class Z	$0, $1,000 or $2,000(c)	$100(c)

(a)	If your Class A, Class B, Class C, Class R4, Class Y or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	There is no minimum initial investment in Class Y shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); and fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Y shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Y shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Y shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Y shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Y shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Y shares within such platform; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Y shares and provided that Fund shares are held in an omnibus account. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Y investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor, may, in its discretion, determine to waive this requirement.

(c)	The minimum initial investment in Class R4 shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class R4 shares within such platform; for all other eligible Class R4 share investors (see Buying Shares – Eligible Investors – Class R4 Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.

Additional Information about Minimum Initial Investments

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

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Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

∎	Any health savings account sponsored by a third party platform.

∎	Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

∎	Any Trustee (or family member) of Columbia Acorn Trust.

∎	Any employee (or family member) of the Investment Manager.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

∎	Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Z shares within such platform.

∎	Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Z shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares. If Class Z shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Z shares; be prepared to provide proof thereof.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

∎	Investors (except investors in individual retirement accounts (IRAs)) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Z shares within such platform

∎	Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Z shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares. If Class Z shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Z shares; be prepared to provide proof thereof.

∎	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

∎	Bank trust departments that assess their clients an asset-based fee.

∎	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).

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∎	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, the Systematic Investment Plan is confirmed on your quarterly account statement.

Dividend Diversification

Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.

Other Purchase Rules You Should Know

∎	Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies.

∎	You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

∎	You buy Class C, Class R, Class R4, Class R5, Class Y and Class Z shares at NAV per share because no front-end sales charge applies to purchases of these share classes.

∎	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund does not receive payment within three business days of receiving your purchase order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

∎	Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.

∎	Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested.

Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by

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giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in kind distributions of Fund portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash.

Redemption of Newly Purchased Shares

You may not redeem shares for which the Fund has not yet received payment. If you pay for shares by check or electronically by ACH and your purchase payment is not guaranteed, it may take up to 10 calendar days to clear. Only shares that have been held in your account for 10 calendar days after the trade date of the purchase will be considered to be in “good form” for redemption (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.

Other Redemption Rules You Should Know

∎	Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

∎	If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your financial intermediary receives your order in “good form.”

∎	If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds by Fedwire within three business days after the Transfer Agent or your financial intermediary receives your order in “good form.”

∎	No interest will be paid on uncashed redemption checks.

∎	The Funds can suspend redemptions and/or delay payment of redemption proceeds for up to seven days; the Funds can suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.

∎	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

∎	For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.

∎	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective,

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BUYING, SELLING AND EXCHANGING SHARES (continued)

principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

You may be subject to a sales charge if you exchange from Columbia Government Money Market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.

Systematic Exchanges

You may buy Class A, Class C, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.

Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.

Other Exchange Rules You Should Know

∎	Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form.”

∎	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

∎	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

∎	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

∎	If you exchange shares from Class A shares of Columbia Government Money Market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of Columbia Government Money Market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of Columbia Government Money Market Fund or Class A shares of any other Fund.

∎	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. For example, if you invest in Columbia Government Money Market Fund (or any other Fund that does not impose a front end sales charge) and then you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

∎	If you purchased Class A shares of a non-money market Fund (and paid any applicable sales charge) and you then exchange those shares into Columbia Government Money Market Fund, you may exchange that amount to Class A of another Fund, including dividends earned on that amount, without paying a sales charge.

∎	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.

∎	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the

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Transfer Agent or your financial intermediary for more information.

∎	You generally may make an exchange only into a Fund that is accepting investments.

∎	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

∎	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

∎	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

∎	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Z Shares for details.

∎	You can generally sell Class B shares of Columbia Acorn International to buy Class B shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their financial intermediaries to learn more about the details of the exchange privilege.

Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same Fund exchange. You should consult your tax advisor about your particular exchanges.

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